CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report dated November 7, 1997 included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-17896.





                                      /S/  ARTHUR ANDERSEN LLP
                                      ------------------------

                                      ARTHUR ANDERSEN LLP









Las Vegas, Nevada
December 22,1997